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                                   APPENDIX A

                          SECOND AMENDED AND RESTATED
                           CARAUSTAR INDUSTRIES, INC.
                 1998 KEY EMPLOYEE INCENTIVE COMPENSATION PLAN

                (SECOND AMENDED AND RESTATED AS OF MAY 10, 2001)

                                   ARTICLE 1

                            PURPOSE AND TERM OF PLAN

     1.1 Purpose. The purposes of this Second Amended and Restated Caraustar Industries, Inc. 1998 Key Employee Incentive Compensation Plan (the "Plan") are to (1) align the interests of participating employees of Caraustar Industries, Inc. ("Caraustar") and its Related Companies (the "Company") with the interests of Caraustar's shareholders by reinforcing the relationship between participants' rewards and shareholder value; (2) encourage equity ownership in Caraustar by participants; and (3) provide an incentive to participants for continuous employment with the Company.

     1.2 Term. This Plan will be effective as of March 10, 1998, subject to the Plan's approval by the shareholders of Caraustar at the 1998 annual shareholders meeting. No Awards shall be exercisable or payable before such shareholder approval of the Plan. Awards shall not be granted under this Plan after April 15, 2003.

                                   ARTICLE 2

                                  DEFINITIONS

     2.1 "1993 Plan" shall mean the Caraustar Industries, Inc. 1993 Key Employees' Share Ownership Plan.

     2.2 "Award" means any form of Stock Option, Restricted Share Right, share of Common Stock or Restricted Stock or cash granted under the Plan to a Participant by the Committee.

     2.3 "Base Salary" shall have the meaning set forth in Section 9.2.

     2.4 "Bonus Formula" shall have the meaning set forth in Section 9.3(a).

     2.5 "Bonus Matrix" shall have the meaning set forth in Section 9.3.

     2.6 "Bonus Period" means the one year periods, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant's right to an Award under the Bonus Award Program.

     2.7 "Caraustar" shall have the meaning set forth in Section 1.1.

     2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     2.9 "Committee" shall have the meaning set forth in Section 5.1.

     2.10 "Common Stock" shall have the meaning set forth in Section 3.1.

     2.11 "Company" has the meaning set forth in Section 1.1.

     2.12 "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

     2.13 "Disability" means a disability under the terms of the Caraustar Industries, Inc. Long-Term Disability plan maintained by the Company or any successor plan thereto.

     2.14 "Economic Profit" means a measure of the after-tax operating profit of the Company less a charge for the cost of all debt and equity capital of the Company.

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     2.15 "Effective Date" means the date an Award is determined to be effective by the Committee upon its grant of such Award. In the case of Stock Options, the Effective Date shall be the date of grant.

     2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

     2.17 "Incentive Stock Option" shall have the meaning set forth in Section 6.2(b).

     2.18 "Key Employee" has the meaning set forth in Article 4.

     2.19 "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of a Bonus Award or a Stock Option Award if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of an Award.

     2.20 "Non-Qualified Stock Option" shall have the meaning set forth in
Section 6.2(c).

     2.21 "Operating Profit" shall mean operating income including, in the case of Operating Profit measured on a Company level, equity in income of unconsolidated affiliates.

     2.22 "Option Period" means the one-year periods, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to an Award under the Option Program.

     2.23 "Option Target Award" means, for an Option Period, the target Award amount, expressed as a number of Stock Options, established for each Participant for the Option Period.

     2.24 "Participant" means any Key Employee who for an Option Period has been selected to participate in the Option Program pursuant to Article 7 or 8 or who for a Bonus Period has been selected to participate in the Bonus Program pursuant to Article 9 or 10 or who has been selected for an Award of a Non-Qualified Traditional Stock Option or Restricted Share Rights pursuant to
Article 11.

     2.25 "Performance Criteria" means the one or more criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for an Option Period or Bonus Period. The Performance Criteria that will be used to establish such Performance Goal(s) shall be limited to the following: Economic Profit, return on net assets, return on shareholders' equity, return on assets, return on capital, earnings per share, net earnings, gross income, earnings, earnings growth, Common Stock price per share and Operating Profit. Where applicable, Performance Criteria will be measured on a Company, division or facility level, as determined by the Committee.

     2.26 "Performance Goal" means, for an Option Period or Bonus Period, the one or more goals established by the Committee for the Option or Bonus Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of an Option Period or Bonus Period, or at any time thereafter (but only to the extent the exercise of such authority after the first 90 days of an Option Period or Bonus Period would not cause the Awards granted to the Covered Employees for the Option Period or Bonus Period to fail to qualify as "performance-based compensation" under Section 162(m) of the
Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Option Period or Bonus Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; and
(c) in view of the Committee's assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions and any other circumstances deemed relevant.

     2.27 "Performance Stock Option" shall have the meaning set forth in Section 6.2(a).

     2.28 "Plan" shall have the meaning set forth in Section 1.1.

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     2.29 "Related Companies" means any company during any period in which it is a "parent company" (as that term is defined in Section 424(e) of the Code) with respect to the Company, or a "subsidiary corporation" (as that term is defined in Code Section 424(f) of the Code) with respect to Caraustar.

     2.30 "Restricted Share Right" shall have the meaning set forth in Section 6.4.

     2.31 "Restricted Share Right Percentage" shall have the meaning set forth in Section 7.5.

     2.32 "Restricted Stock" means Common Stock subject to the restrictions set forth in Section 6.3 awarded to a Key Employee pursuant to the exercise of a Restricted Stock Right.

     2.33 "Restriction Period" means the period of time beginning on the Effective Date of an Award of Restricted Stock and ending five (5) year(s) after such date, or such other period as the Committee shall determine in its sole discretion.

     2.34 "Retirement" means a termination of employment from the Company on or after attainment of Normal Retirement Age as defined under the Caraustar Industries, Inc. Defined Benefit Pension Plan, or such other termination of employment from the Company after age 55 specifically approved by the Committee, in its sole discretion, as a "Retirement."

     2.35 "Stock Option" means an Award granted to a Key Employee in the form of a Traditional or Performance Stock Option (either Non-Qualified or Incentive) pursuant to Article 7, 8, 9 or 11.

     2.36 "Stock Option Matrix" shall have the meaning set forth in Section 7.4 and Section 8.3.

     2.37 "Stock Option Percentage" shall have the meaning set forth in Section 9.4(c).

     2.38 "Target Ownership Level" for any Participant shall mean the target ownership of shares of Common Stock (Restricted or unrestricted) set by the Committee for such Participant. For purposes of determining a Participant's Target Ownership Level, there shall be counted all shares of Common Stock (restricted or unrestricted) owned by (i) the Participant, the Participant's spouse or dependent children, either directly or indirectly through nominees, including shares held in the Participant's account in the Caraustar Industries, Inc. Employee Savings Plan 401(k) and any IRA account of the Participant and
(ii) any trust over which the Participant has voting control, to the extent such shares were contributed to the trust by the Participant.

     2.39 "Traditional Stock Option" shall have the meaning set forth in Section 6.2(a).

     2.40 "Underlying Shares" shall have the meaning set forth in Section
6.3(a).

                                   ARTICLE 3

                             SHARES SUBJECT TO PLAN

     3.1 Available Shares.

     (a) Shares of stock which may be issued under the Plan shall be authorized and unissued shares of common stock of Caraustar ("Common Stock"). The maximum number of shares of Common Stock which may be issued under the Plan shall be 3,800,000, subject to adjustment as set forth in this Article 3. On the date of each annual Caraustar shareholders meeting during the term of this Plan (other than the 1998 meeting), the number of shares of Common Stock available for issuance under the Plan shall be increased by an amount equal to 6.3% of the net increase in the number of issued and outstanding shares of Common Stock since the previous annual Caraustar shareholders meeting, excluding in each case shares issued pursuant to director or employee benefit plans of the Company (including but not limited to this Plan and the 1993 Plan); provided that in the event the shares available for issuance under this Plan are increased pursuant to this sentence as a result of a share issuance, no adjustment will be made pursuant to Section 3.2 with respect to such share issuance; provided, further, that any reduction in shares outstanding resulting from the receipt by the Company of shares as set forth in Section 3.1(b)(iii) shall not be counted in determining such net increase. In addition, the number of shares of Common Stock available for issuance under the Plan shall be

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increased by an amount equal to the number of shares covered by Stock Options issued pursuant to Section 9.4.

     (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

          (i) all the shares of Common Stock and shares of Restricted Stock issued directly or as a result of the exercise of Stock Options and Restricted Share Rights (including the shares, if any, withheld for tax withholding requirements) shall be counted.

          (ii) any shares of Common Stock subject to a Stock Option that for any reason is terminated unexercised or expires shall again be available for issuance under the Plan, but shares of Restricted Stock that are forfeited or shares subject to Restricted Share Rights terminated without the issuance of shares shall not again be available for issuance under the Plan.

          (iii) shares of Common Stock received by the Company in connection with the exercise of Stock Options by delivery of other shares of Common Stock, and received in connection with payment of withholding taxes related to Awards under this Plan, shall again be available for issuance under the Plan.

     (c) The maximum number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock.

     (d) The shares of Common Stock available for issuance under the Plan may be newly issued shares, authorized and unissued shares, treasury shares, shares issued and outstanding or shares owned by a Related Company.

     3.2 Adjustment to Shares.

     (a) In General. The provisions of this Subsection 3.2(a) are subject to the limitation contained in Subsection 3.2(b). If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of Caraustar, or through a merger, consolidation, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the meaning of such term in Section 368(a) of the
Code) or partial or complete liquidation, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock that may be issued under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate. In event of any other change in the capital structure or in the Common Stock, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it, in its sole discretion, deems appropriate.

     (b) Covered Employees. In no event shall the Award of any Participant who is a Covered Employee be adjusted pursuant to Subsection 3.2(a) to the extent it would cause such Award to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

                                   ARTICLE 4

                                  ELIGIBILITY

     Participants in the Plan shall be selected by the Committee from the executive officers and other key employees of the Company who occupy responsible managerial or professional positions ("Key Employees"). In making this selection and in determining the form and amount of Awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

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                                   ARTICLE 5

                              PLAN ADMINISTRATION

     5.1 Administration of Plan by Committee. The Plan shall be administered by a committee of two or more members of the Board of Directors of Caraustar selected by the Board (the "Committee"), as constituted from time to time.

     5.2 Authority of Committee.

     (a) The Committee shall have the authority, in its sole discretion and from time to time, to:

          (i) designate the Key Employees eligible to participate in the Plan;

          (ii) grant Awards provided in the Plan in such form and amount as the Committee shall determine;

          (iii) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, including but not limited to an acceleration of the vesting and lapsing of the restrictions of such Award upon a change in control of the ownership of Caraustar; and

          (iv) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, correct any default, supply any omission and construe any ambiguity in the Plan, accelerate the vesting, exercise or payment of any Award when such action would be in the best interest of the Company and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

     (b) The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. The decisions and determinations of the Committee and its action with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

     (c) No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

     5.3 Section 162(m) of the Code. With regard to all Covered Employees, the Plan shall, for all purposes, be interpreted and construed in accordance with
Section 162(m) of the Code, except as provided in Article 11.

     5.4 Delegation by Committee. Except to the extent prohibited by applicable law or the rules of an applicable stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be resolved by the Committee at any time.

                                   ARTICLE 6

                                FORMS OF AWARDS

     6.1 In General. Awards under the Plan may be in the form of any one or more of the following:

     (a) Traditional Stock Options (either Non-Qualified or Incentive) as described in Section 6.2(a);

     (b) Performance Stock Options (either Non-qualified or Incentive) as described in Section 6.2(a);

     (c) Restricted Stock, as described in Section 6.3;

     (d) Restricted Share Rights, as described in Section 6.4;

     (e) Shares of Common Stock (unrestricted), as described in Section 9.4(a); and

     (f) Cash.

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     6.2 Stock Options.

     (a) Traditional and Performance Options. Stock Options may be awarded under the Plan in the form of Traditional Stock Options, Performance Stock Options, or a combination of both. The price at which Common Stock may be purchased upon exercise of a Traditional Stock Option shall be 100% of the closing price at which a share of Common Stock trades on the Effective Date of the Traditional Stock Option Award, or the next preceding trading day if such date was not a trading date, on the primary securities exchange on which the Common Stock is then traded. The price at which Common Stock may be purchased upon exercise of a Performance Stock Option shall be 120% of the closing price at which a share of Common Stock trades on the Effective Date of the Performance Stock Option Award, or the next preceding trading day if such date was not a trading date, on the primary securities exchange on which the Common Stock is then traded.

     (b) Incentive Stock Options. Stock Options may be issued in the form of incentive stock options, intended to qualify as such under the provisions of
Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options"). To the extent that the aggregate fair market value (determined on the date the Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options first become exercisable by any Participant in any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Options. The maximum number of shares of Common Stock that may be issued under this Plan by Incentive Stock Options shall be 3,800,000.

     (c) Non-Qualified Stock Options. Stock Options may be issued in the form of non-qualified stock options (Stock Options that are not Incentive Stock Options) ("Non-Qualified Stock Options").

     (d) Terms and Conditions of Stock Options. A Stock Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. All Stock Options shall expire not later than 10 years after the Effective Date of the grant. Stock Options shall not be repriced, i.e., there shall be no grant of a Stock Option(s) to a Participant in exchange for a Participant's agreement to cancellation of a higher-priced Stock Option(s) that was previously granted to such Participant. The Committee may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions, and limitations, if any, of any Award of Stock Options, provided they are not inconsistent with the Plan.

     (e) Exercise. Upon exercise, the option price of a Stock Option may be paid in cash, shares of Common Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a Stock Option. Subject to Section 15.12, the Committee may permit a Participant to elect to pay the option price upon the exercise of a Stock Option by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise. The Committee may permit a Participant to satisfy any amounts required to be withheld under the applicable federal, state and local tax laws in effect from time to time, by electing to have the Company withhold a portion of the shares of Common Stock to be delivered for the payment of such taxes.

     6.3 Restricted Stock.

     (a) In General. Restricted Stock may be issued by the Company as a result of the exercise of a Restricted Share Right upon the purchase of two additional shares of unrestricted Common Stock, as more fully set forth in Section 6.4. The two (2) shares of unrestricted Common Stock purchased by the Participant as a condition precedent to the issuance of a share of Restricted Stock pursuant to a Restricted Share Right shall be the "Underlying Shares" of such share of Restricted Stock; provided that during the Restriction Period of a share of Restricted Stock, the Participant may designate other unrestricted Common Stock held by the Participant as the "Underlying Shares" of such share of Restricted Stock, but only to the extent such unrestricted shares are not then Underlying Shares of any other share of Restricted Stock. The Committee may, at its discretion, require that the certificates representing Underlying Shares be deposited with and held by the Company for the Participant until the restrictions on the related Restricted Stock have lapsed.

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     (b) Terms and Conditions.  Shares of Restricted Stock shall be subject to the following terms and conditions:

          (i) Subject to the provisions of the Plan and such other terms, conditions, restrictions and limitations as the Committee may establish by way of the Restricted Stock Agreement, the Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber shares of Restricted Stock during the Restriction Period of the Restricted Stock.

          (ii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement, upon the transfer of any Underlying Shares (if any) of a share of Restricted Stock during an unexpired Restriction Period applicable to such share of Restricted Stock, such share of Restricted Stock shall be forfeited by the holder.

          (iii) Except as provided in the Restricted Stock Agreement and this Plan, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding shares of the Common Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement, dividends payable in Common Stock shall be paid in the form of Restricted Stock on which such dividend was paid, held subject to the same conditions and restrictions of the underlying Performance Restricted Stock.

          (iv) Each Restricted Stock award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

     (c) The Committee may require that the certificates evidencing such shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     (d) Of the 2,200,000 additional shares of common stock authorized at the 2000 annual meeting of shareholders for issuance under the Plan, a maximum of 200,000 of such shares may be issued as Restricted Stock.

     6.4 Restricted Share Rights.

     (a) In General. The Committee may grant to any Participant the right ("Restricted Share Right") to acquire one share of Restricted Stock contingent upon the direct purchase of two shares of unrestricted Common Stock (the "Underlying Shares") by the Participant (either by stock option exercise, including stock options granted under this Plan and the 1993 Plan, or purchase of unrestricted shares of Common Stock for full market value).

     (b) Term and Exercise. Each Restricted Share Right shall be fully exercisable on the date of Effective Date of Award of such Restricted Share Right and may be exercised up until the date five (5) years after the Effective Date of the Award of such Restricted Share Right.

     (c) Restricted Share Right Agreement. The award of any Restricted Share Right shall be evidenced by a written Restricted Share Right Agreement, executed by the Company and the holder of the Restricted Share Rights, stating the number of shares of Restricted Stock that may be purchased pursuant to the Restricted Share Rights, and shall provide for any other terms, restrictions and limitations as the Committee deems appropriate.

                                   ARTICLE 7

                         ORIGINAL STOCK OPTION PROGRAM

     7.1 In General. Awards may be granted to Key Employees in the form of Stock Options pursuant to this Article 7. These Stock Options may be Incentive Stock Options, Non-Qualified Stock Options or a combination of both as determined by the committee in its sole discretion. All Awards under the Plan issued

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to Covered Employees in the form of Stock Options shall qualify as
"performance-based compensation" under Section 162(m) of the Code.

     7.2 Selection of Key Employee Participants. Within the first 90 days of an Option Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall select those Key Employees who will be Participants for such Option Period. However, designation of a Key Employee as a Participant for an Option Period shall not in any manner entitle the Participant to receive an Award of Stock Options for the Option Period. The entitlement of any Participant to payment of a Stock Option Award for such Option Period shall be decided solely in accordance with the provisions of this Article 7 and the Plan. Moreover, designation of a Key Employee as a Participant for a particular Option Period shall not require designation of such Key Employee as a Participant in any subsequent Option Period, and designation of one Key Employee as a Participant shall not require designation of any other Key Employee as a Participant in such Option Period or in any other Option Period.

     7.3 Calculation of Option Target Award. Within the first 90 days of an Option Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall calculate the Participant's Option Target Award for the Option Period then beginning.

     7.4 Procedure for Determining Awards. Within the first 90 days of an Option Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall establish in writing for such Option
Period:

     (a) The specific Performance Criteria that will be used to establish the Performance Goal(s) for such Option Period and the kind(s) and level(s) of such Performance Goal(s), and

     (b) Stock Option Matrix detailing the number and combination of Traditional Stock Options and Performance Stock Options to be awarded to the Participant upon the attainment of the Performance Goal(s).

     7.5 Election of Payment in Restricted Share Rights. Each Participant in the Stock Option Plan shall have the right to elect to receive up to fifty percent (50%) of the value of such Participant's Stock Option Award in Restricted Share Rights in lieu of Stock Options, up to a maximum of Restricted Share Rights covering that number of Common Stock with a fair market value on date of grant of $400,000. Such election must be made by written notice to the Company within the first ninety (90) days of the calendar year in which such Stock Option Award is granted, or such earlier date determined by the Committee in its discretion. Such notice shall set forth the percentage (rounded to the nearest ten percent (10%)) of the Participant's Stock Option Award the Participant elects to receive in Restricted Share Rights ("Restricted Share Right Percentage"), and such notice shall be binding on the Participant and shall not be revocable after the date given.

     7.6 Option Program Awards.

     (a) Condition to Receipt of Awards. A Participant must be employed by the Company on the last day of an Option Period to be eligible for an Award with respect to such Option Period.

     (b) Limitation. A Participant shall be eligible to receive Stock Options for an Option Period only if the Stock Option Matrix for such Option Period as applied against such Performance Goals for such Option Period determines that Stock Options have been earned by that Participant.

     (c) Certification. Following the completion of an Option Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Option Period have been achieved and, based upon application of the Performance Matrix to the Performance Goals and a Participant's Option Target Award for such Option Period, also shall calculate and certify in writing for each Participant what number of Traditional Options and Performance Options have been earned for the Option Period and which of such Stock Options are Incentive Stock Options and which are Non-Qualified Stock Options.

     (d) Negative Discretion. In determining the size of an individual Award to be paid for an Option Period, the Committee may, through the use of Negative Discretion, reduce or eliminate the number of Stock

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Options earned under the Stock Option Matrix for the Option Period if, in its
sole discretion, such reduction or elimination is appropriate.

     (e) Timing of Award Payments. The Performance Awards granted by the Committee for an Option Period shall be paid to Participants on or reasonably soon after the certification set forth in Section 7.6(c).

     (f) Payment in Restricted Share Rights and Options. If a Participant has elected (pursuant to Section 7.5) to receive a portion of a Stock Option Award in Restricted Share Rights (in lieu of Stock Options) such Restricted Share Rights shall be granted as follows. The Award for an Option Period (as determined by the certification process set forth in Section 7.6(c), whether paid in Traditional Stock Options or Performance Stock Options, Incentive Stock Options or Non-Qualified Stock Options), shall be converted into a cash value using the Black-Scholes option pricing method, with such calculation being done as of the Effective Date of the Stock Option Award. The Participant shall be granted a number of Restricted Share Rights equal to the quotient of (a) the product of (i) the Restricted Share Right Percentage multiplied by (ii) the cash value of the Stock Option Award so determined, divided by (b) the closing price at which Common Stock trades on the Effective Date of the Stock Option Award, or the next preceding trading day if such date was not a trading date, on the primary securities exchange or quotation system on which the Common Stock is then traded (such quotient to be rounded to the nearest whole). The remainder of the Award shall be paid in Stock Options as determined pursuant to Section 7.6(c).

     7.7 Maximum Award Stock Options Per Year Per Participant. Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares of Common Stock for which Stock Options may be granted under this Article 7 and Article 8, cumulatively, to any Participant in any calendar year is 100,000.

                                   ARTICLE 8

                            NEW STOCK OPTION PROGRAM

     8.1 In General. Awards may be granted to Key Employees in the form of Stock Options pursuant to this Article 8. These Stock Options may be Incentive Stock Options, Non-Qualified Stock Options or a combination of both as determined by the Committee in its sole discretion. All Awards under the Plan issued to Covered Employees in the form of Stock Options shall qualify as "performance-based compensation" under Section 162(m) of the Code.

     8.2 Selection of Key Employee Participants. The Committee shall select those Key Employees who will be Participants for such Option Period. However, designation of a Key Employee as a Participant for an Option Period shall not in any manner entitle the Participant to receive an Award of Stock Options for the Option Period. The entitlement of any Participant to payment of a Stock Option Award for such Option Period shall be decided solely in accordance with the provisions of this Article 8 and the Plan. Moreover, designation of a Key Employee as a Participant for a particular Option Period shall not require designation of such Key Employee as a Participant in any subsequent Option Period, and designation of one Key Employee as a Participant shall not require designation of any other Key Employee as a Participant in such Option Period or in any other Option Period.

     8.3 Calculation of Option Target Award.  The Committee shall establish:

     (a) The Participant's Option Target Award for the Option Period then beginning;

     (b) The specific Performance Criteria that will be used to establish the Performance Goal(s) for such Option Period and the kind(s) and level(s) of such Performance Goal(s), and

     (c) Stock Option Matrix detailing the number and type of Stock Options to be awarded to the Participant upon the attainment of the Performance Goal(s).

     8.4 Option Program Awards.

     (a) Condition to Receipt of Awards. A Participant must be employed by the Company on the last day of an Option Period to be eligible for an Award with respect to such Option Period.

     (b) Limitation. A Participant shall be eligible to receive Stock Options for an Option Period only if the Stock Option Matrix for such Option Period as applied against such Performance Goals for such Option Period determines that Stock Options have been earned by that Participant.

     (c) Negative Discretion. In determining the size of an individual Award to be paid for an Option Period, the Committee may, through the use of Negative Discretion, reduce or eliminate the number of Stock Options earned under the Stock Option Matrix for the Option Period if, in its sole discretion, such reduction or elimination is appropriate.

     (d) Timing of Award Payments. The Performance Awards granted by the Committee for an Option Period shall be paid to Participants as determined by the Committee.

     8.5 Maximum Award Stock Options Per Year Per Participant. Notwithstanding any provision contained in the Plan to the contrary, the maximum number of shares of Common Stock for which Stock Options may be granted under Article 7 and Article 8, cumulatively, to any Participant in any calendar year is 100,000.

                                   ARTICLE 9

                          ORIGINAL BONUS AWARD PROGRAM

     9.1 Eligibility. Within the first 90 days of a Bonus Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall select those Key Employees who will be Participants for such Bonus Period. However, designation of a Key Employee as a Participant for a Bonus Period shall not in any manner entitle the Participant to receive a Bonus Award for the Bonus Period. The entitlement of any Participant to payment of a Bonus Award for such Bonus Period shall be decided solely in accordance with the provisions of this Article 9. Moreover, designation of a Key Employee as a Participant for a particular Bonus Period shall not require designation of such Key Employee as a Participant in any subsequent Bonus Period, and designation of one Key Employee as a Participant shall not require designation of any other Key Employee as a Participant in such Bonus Period or in any other Bonus Period. All of the Bonus Awards issued under the Bonus Award Program to Covered Employees are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

     9.2 Calculation of Base Salary. Within the first 90 days of a Bonus Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall calculate the Participant's Base Salary for the Bonus Period then beginning. The Base Salary for any Bonus Period shall be the Participant's base salary as of the date the Performance Goal(s) for such Bonus Period is set by the Committee. Once the Base Salary is determined for any Bonus Period, the Base Salary will not change for that Bonus Period.

     9.3 Procedure for Determining Awards. Within the first 90 days of a Bonus Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall establish in writing for such Bonus Period:

     (a) the specific Performance Criteria that will be used to establish the Performance Goal(s) for such Bonus Period and the kind(s) and level(s) of such Performance Goal(s); and a Bonus Matrix detailing the Bonus Award for each Participant if such Performance Goals are attained. The amount of a Participant's Bonus Award will be calculated from the Bonus Formula for the Bonus Period, which Bonus Formula shall be the product of the Participant's Base Salary and the percentage derived from the Bonus Matrix.

     9.4 Form of Payment of Bonus Award. The form of Bonus Awards shall be determined as follows:

     (a) Unrestricted Shares. In the event on the Effective Date of the Bonus Award the ownership of Common Stock by (i) the Participant, the Participant's spouse and dependent children, either directly or indirectly through nominees, including shares held in such Participant's account in the Caraustar Industries, Inc. Employee Savings Plan (401(k)) and any IRA account of the Participant and (ii) any trust over which the Participant has voting power, to the extent such shares were contributed to the trust by the Participant, is less than the Participant's Target Ownership Level (if applicable to such Participant), then a portion of the Participant's Bonus Award shall be paid in shares of Common Stock, with such number of Common Stock shares equal to the quotient of (a) thirty-percent (30%) of the Participant's Bonus Award divided by (b) the price at which a share of Common Stock trades on the Effective Date of the Bonus Award, or the next preceding date if such date was not a trading date, on the primary securities exchange system on which the Common Stock is then traded (with such quotient being rounded by the nearest whole); provided that such Participant's Bonus Award shall be paid in shares of Common Stock hereunder only up to the point such Participant reaches his or her Target Ownership Level.

     (b) Election of Payment in Non-Qualified Traditional Stock Options. Each Participant in the Plan shall have the right to elect to receive up to fifty percent (50%) of the Participant's Bonus Award (after application of Section 9.4(a)) in fully vested Non-Qualified Traditional Stock Options in lieu of cash. Such election must be made by written notice to the Company within the first ninety (90) days of the Bonus Period to which such Award relates. Such notice shall set forth the percentage (rounded to the nearest ten percent (10%)) of the Participant's Bonus Award the Participant elects to receive in fully vested Non-Qualified Traditional Stock Options ("Stock Option Percentage"), and such notice shall be binding on the Participant and shall not be revocable after the date given.

     (c) Payment in Stock Options. Bonus Awards for a Bonus Period elected by a Participant to be paid in fully vested Non-Qualified Traditional Stock Options shall be paid as follows. The Stock Option Percentage of a Participant's cash Bonus Award for a Bonus Period (as determined by the certification process set forth in Section 9.5(c) and after application of Section 9.4(a)), shall be converted into a number of fully vested Non-Qualified Traditional Stock using the Black-Scholes option pricing method, with such calculation being done as of the Effective Date of the Bonus Award. The Participant shall be paid that number of fully vested Non-Qualified Traditional Stock Options.

     (d) Cash. The portion of a Participant's Bonus Award not paid in shares of Common Stock pursuant to Section 9.4(a) or paid in Stock Options pursuant to
Section 9.4(c) shall be paid in cash.

     9.5 Payment of Awards.

     (a) Condition to Receipt of Awards. Except as provided in Section 9.6, a Participant must be employed by the Company on the last day of a Bonus Period to be eligible for a Bonus Award for such Bonus Period.

     (b) Limitation. A Participant shall be eligible to receive Bonus Award for a Bonus Period only if the Bonus Matrix for such Bonus Period determines that all or some portion of the Bonus Award has been earned by that Participant for the Bonus Period.

     (c) Certification. Following the completion of a Bonus Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Bonus Period have been achieved and, based upon application of the Bonus Matrix to the Performance Goals for such Bonus Period and application of the Bonus Formula, also shall calculate and certify in writing for each Participant the Bonus Award earned for the Bonus Period.

     (d) Negative Discretion. In determining the size of an individual Bonus Award to be paid for a Bonus Period, the Committee may, through the use of Negative Discretion, reduce or eliminate the amount of the Bonus Award earned under the Bonus Matrix (after application of the Bonus Formula) for the Bonus Period if, in its sole discretion, such reduction or elimination is appropriate.

     (e) Timing of Award Payments. The Bonus Awards granted by the Committee for a Bonus Period shall be paid to Participants reasonably soon after the certifications set forth in Section 9.5(c).

     9.6 Termination of Employment During Bonus Period. In the event the employment of a Participant in a Bonus Period terminates because of death, Disability or Retirement prior to the last day of a Bonus Period, the Participant shall receive, if Awards are payable for such Bonus Period, a pro rata Bonus Award. The amount of the pro rata Bonus Award shall be determined by multiplying the Bonus Award the Participant would have otherwise been paid if he or she had been a Participant for the full Bonus Period by a fraction, the numerator of which is the number of full months he or she was a Participant during such Bonus Period and the denominator of which is twelve (12). For purposes of this calculation, a partial month of participation shall: (1) be treated as a full month of participation to the extent a Participant is a Participant in the Bonus Period for 15 or more days of such month; and (2) not be taken into consideration to the extent the Participant is a Participant in the Bonus Period for less than 15 days of such month. Such pro rata Bonus Award shall be paid in the form of cash. In the event of Disability or Retirement, the pro rata Bonus Award shall be paid directly to the Participant and, in the event of death, to the Participant's estate. In the event a Participant's employment terminates for any reason other than death, Disability or Retirement, such Participant shall have no right to any Bonus Award for the Bonus Period in which such Participant's employment is terminated.

     9.7 Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Bonus Award payable pursuant to Article 9 or
Article 10, cumulatively, to any Participant in any calendar year is $1,000,000.

                                   ARTICLE 10

                            NEW BONUS AWARD PROGRAM

     10.1 Eligibility. Within the first 90 days of a Bonus Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall select those Key Employees who will be Participants for such Bonus Period. However, designation of a Key Employee as a Participant for a Bonus Period shall not in any manner entitle the Participant to receive a Bonus Award for the Bonus Period. The entitlement of any Participant to payment of a Bonus Award for such Bonus Period shall be decided solely in accordance with the provisions of this Article 10. Moreover, designation of a Key Employee as a Participant for a particular Bonus Period shall not require designation of such Key Employee as a Participant in any subsequent Bonus Period, and designation of one Key Employee as a Participant shall not require designation of any other Key Employee as a Participant in such Bonus Period or in any other Bonus Period. All of the Bonus Awards issued under the Bonus Award Program to Covered Employees are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

     10.2 Calculation of Base Salary. Within the first 90 days of a Bonus Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall calculate the Participant's Base Salary for the Bonus Period then beginning. The Base Salary for any Bonus Period shall be the Participant's base salary as of the date the Performance Goal(s) for such Bonus Period is set by the Committee. Once the Base Salary is determined for any Bonus Period, the Base Salary will not change for that Bonus Period.

     10.3 Procedure for Determining Awards. Within the first 90 days of a Bonus Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), the Committee shall establish in writing for such Bonus Period: the specific Performance Criteria that will be used to establish the Performance Goal(s) for such Bonus Period and the kind(s) and level(s) of such Performance Goal(s); and a Bonus Matrix detailing the Bonus Award for each Participant if such Performance Goals are attained. The amount of a Participant's Bonus Award will be calculated from the Bonus Formula for the Bonus Period, which Bonus Formula shall be the product of the Participant's Base Salary and the percentage derived from the Bonus Matrix.

     10.4 Payment of Awards.

     (a) Condition to Receipt of Awards. Except as provided in Section 10.6, a Participant must be employed by the Company on the last day of a Bonus Period to be eligible for a Bonus Award for such Bonus Period.

     (b) Limitation. A Participant shall be eligible to receive Bonus Award for a Bonus Period only if the Bonus Matrix for such Bonus Period determines that all or some portion of the Bonus Award has been earned by that Participant for the Bonus Period.

     (c) Certification. Following the completion of a Bonus Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Bonus Period have been achieved and, based upon application of the Bonus Matrix to the Performance Goals for such Bonus Period and application of the Bonus Formula, also shall calculate and certify in writing for each Participant the Bonus Award earned for the Bonus Period.

     (d) Negative Discretion. In determining the size of an individual Bonus Award to be paid for a Bonus Period, the Committee may, through the use of Negative Discretion, reduce or eliminate the amount of the Bonus Award earned under the Bonus Matrix (after application of the Bonus Formula) for the Bonus Period if, in its sole discretion, such reduction or elimination is appropriate.

     (e) Method and Timing of Award Payments. The Bonus Awards granted by the Committee for a Bonus Period shall be paid to Participants in cash as determined by the Committee.

     10.5 Termination of Employment During Bonus Period. In the event the employment of a Participant in a Bonus Period terminates because of death, Disability or Retirement prior to the last day of a Bonus Period, the Participant shall receive, if Awards are payable for such Bonus Period, a pro rata Bonus Award. The amount of the pro rata Bonus Award shall be determined by multiplying the Bonus Award the Participant would have otherwise been paid if he or she had been a Participant for the full Bonus Period by a fraction, the numerator of which is the number of full months he or she was a Participant during such Bonus Period and the denominator of which is twelve (12). For purposes of this calculation, a partial month of participation shall: (1) be treated as a full month of participation to the extent a Participant is a Participant in the Bonus Period for 15 or more days of such month; and (2) not be taken into consideration to the extent the Participant is a Participant in the Bonus Period for less than 15 days of such month. Such pro rata Bonus Award shall be paid in the form of cash. In the event of Disability or Retirement, the pro rata Bonus Award shall be paid directly to the Participant and, in the event of death, to the Participant's estate. In the event a Participant's employment terminates for any reason other than death, Disability or Retirement, such Participant shall have no right to any Bonus Award for the Bonus Period in which such Participant's employment is terminated.

     10.6 Maximum Award Payable. Notwithstanding any provision contained in the Plan to the contrary, the maximum Bonus Award payable to any Participant pursuant to Article 9 or Article 10, cumulatively, in any calendar year is $1,000,000.

                                   ARTICLE 11

                    STOCK OPTION AND RESTRICTED STOCK GRANTS

     The Committee shall have the right to grant Awards of Non-Qualified Stock Options and Incentive Stock Options to a Key Employee as determined in the Committee's discretion, which Awards will not be made under the Stock Option Program or Bonus Award Program. The Committee shall also have the right to grant Awards of Restricted Share Rights as determined in the Committee's discretion, which Awards will not be made under the Stock Option Program, and such grants of Restricted Share Rights may not qualify as "performance-based compensation" under Section 162(m) of the Code. Notwithstanding any provision to the contrary, the maximum number of shares of Common Stock for which Stock Options may be granted to any Participant in any calendar year under this Article 11 is 10,000.

                                   ARTICLE 12

                    TERMINATION OF EMPLOYMENT OF PARTICIPANT

     12.1 Termination Because of Death or Disability. If a Key Employee's employment with the Company terminates because of death or Disability, then issued and outstanding Stock Options, Restricted Share Rights and shares of Restricted Stock awarded to such Participant pursuant to this Plan (whether or not then held by the Participant) shall be treated as follows:

     (a) Restricted Stock. To the extent permitted under Rule 16b-3, in the event of the termination of employment of a Participant because of death or Disability, the unexpired Restriction Period(s) of outstanding Restricted Stock awarded to such Participant shall lapse and such Restricted Stock shall become unrestricted Common Stock.

     (b) Stock Options. To the extent permitted under Rule 16b-3, on the date of a Participant's termination of employment with the Company because of death or Disability, all of the unexercised and outstanding Stock Options awarded to the Participant under this Plan shall become fully vested and exercisable, and shall remain exercisable for a period of up to one year after the date of such Participant's termination (but in no event beyond the original expiration date of such Stock Option), but otherwise shall be subject to all other restrictions and limitations of such Stock Option.

     (c) Restricted Share Rights. To the extent permitted under Rule 16b-3, on the date of a Participant's termination of employment with the Company because of death or Disability, all of the unexercised and outstanding Restricted Share Rights awarded to the Participant under this Plan shall remain exercisable for a period of up to one year after the date of such Participant's termination (but in no event beyond the original expiration date of such Restricted Share Rights), provided that such Restricted Share Right shall be exercisable for Shares of unrestricted Common Stock instead of shares of Restricted Stock.

     12.2 Termination Because of Retirement. If a Key Employee's employment with the Company terminates because of Retirement, then issued and outstanding Stock Options, Restricted Share Rights and shares of Restricted Stock awarded to such Participant pursuant to this Plan (whether or not then held by the Participant) shall be treated as follows:

     (a) Restricted Stock. To the extent permitted by Rule 16b-3, in the event of the termination of employment of a Participant because of Retirement, the outstanding shares of Restricted Stock awarded to a Participant shall remain outstanding and the terms of such Restricted Stock shall not be affected by such termination of employment by Retirement; provided that in the event of the Participant's death subsequent to such Retirement, upon the Participant's death, the unexpired Restriction Period(s) of then outstanding Restricted Stock awarded to such Participant shall lapse and such Restricted Stock shall become unrestricted Common Stock.

     (b) Stock Options. To the extent permitted under Rule 16b-3, on the date of a Participant's termination of employment with the Company because of Retirement, the unexercised and outstanding Stock Options awarded to the Participant shall remain outstanding and the terms of such Stock Options shall not be affected by such termination of employment by Retirement; provided that in the event of the Participant's death subsequent to such Retirement, all of the unexercised and outstanding Stock Options awarded to the Participant under this Plan shall become fully vested and exercisable, and shall remain exercisable for a period of up to one year after the date of such Participant's death (but in no event beyond the original expiration date of such Stock Option), but otherwise shall be subject to all other restrictions and limitations of such Stock Option. Incentive Stock Options awarded to a Participant and not exercised within ninety (90) days of the termination of a Participant's employment because of Retirement will, to the extent required by law, become Non-Qualified Stock Options.

     (c) Restricted Share Rights. To the extent permitted under Rule 16b-3, on the date of a Participant's termination of employment with the Company because of Retirement, all of the unexercised Restricted Share Rights awarded to the Participant under this Plan shall remain outstanding and the terms of such Restricted Share Rights shall not be affected by such termination of employment by Retirement; provided that in the event of the Participant's death subsequent to such Retirement, all of the unexercised and outstanding Restricted Share Rights awarded to the Participant under this Plan shall remain exercisable for a period of up to one year after the date of such Participant's death (but in no event beyond the original expiration date of such Restricted Share Rights) and that such Restricted Share Right shall be exercisable for shares of unrestricted Common Stock instead of shares of Restricted Stock.

     12.3 Termination for any Reason Other Than Death, Disability or
Retirement. Upon the termination of Participant's employment by reason other than death, Disability or Retirement, issued and outstanding Stock Options, Shares of Restricted Stock and Stock Rights awarded to a Participant (whether or not then held by the Participant) shall be treated as follows:

     (a) Restricted Stock. Upon a Participant's termination of employment during an unexpired Restriction Period for any reason other than death, Disability or Retirement, all outstanding shares of Restricted Stock awarded to such Participant still subject to such unexpired Restriction Period shall be forfeited by the holder.

     (b) Stock Options. If a Participant's employment with the Company terminates for any reason other than death, Disability or Retirement, all of the unexercised and outstanding Stock Options awarded to such Participant shall remain exercisable for a period of up to 90 days after the Participant's termination (but not beyond the original expiration date of such Stock Options) to the same extent as they were exercisable on the date of Participant's termination. The remaining portion of the Stock Option shall be forfeited by the holder.

     (c) Restricted Share Rights. If a Participant's employment with the Company terminates for any reason other than death, Disability or Retirement, all of the unexercised Restricted Share Rights awarded to the Participant under this Plan shall terminate and shall be forfeited by such Participant.

                                   ARTICLE 13

                        DIVIDEND AND DIVIDEND EQUIVALENT

     If an Award is granted in the form of a Restricted Share Right, Stock Option, shares of Restricted Stock or Common Stock, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award's payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions, and limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments) and at such time(s) as the Committee shall determine. All dividends or dividend equivalents that are not paid currently may, at the Committee's discretion, accrue interest or be reinvested into additional shares of Common Stock. The total number of shares available for grant under Section 3.1 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock.

                                   ARTICLE 14

                               DEFERRAL OF AWARDS

     At the discretion of the Committee, payment of any Award, dividend, or dividend equivalent, or any portion thereof, may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant prior to the time established by the Committee for such purpose, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. Deferred Awards may also be credited with interest, at such rates to be determined by the Committee and, with respect to those deferred Awards denominated in the form of Common Stock, with dividends or dividend equivalents.

                                   ARTICLE 15

                                 MISCELLANEOUS

     15.1 Transferability. Except as provided in Section 15.2, any Award under the Plan will be non-transferable and, accordingly, shall not be assignable, alienable, salable or otherwise transferable by the holder; provided that:

     (a) Awards may be transferred by a Participant by will or the laws of descent and distribution;

     (b) Awards other than Incentive Stock Options may be transferred by a Participant pursuant to a qualified domestic relations order, to the extent permitted by the Committee, either at the time of grant or subsequently; and

     (c) Awards other than Incentive Stock Options may be transferred to a Participant by gift or other transfer to, either (i) a trust in which the Participant or such person's spouse, or other immediate family member, or entity owned by such a person, has an exclusive interest, or (ii) the Participant's spouse, or other immediate family member, in the case of (i) and (ii) above, to the extent permitted by the Committee, either at time of grant or subsequently.

     15.2 Third Party Exercises. In the event a Participant terminates employment with the Company to assume a position with a governmental, charitable, educational or similar non-profit institution, the Committee may subsequently authorize a third party, including but not limited to a "blind" trust, to act on behalf of and for the benefit of the respective Participant with respect to any outstanding grants held by the Participant subsequent to such termination of employment. If permitted by the Committee, a Participant may designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any distributions under the Plan upon the death of the Participant.

     15.3 Withholding Taxes. The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company shares of Common Stock having a fair-market value (as determined by the Committee) equal to the amount of such required withholding taxes.

     15.4 Amendments to Awards. The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

     15.5 Regulatory Approvals and Listings. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing any Award resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agent which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed and (iii) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

     15.6 No Right to Continued Employment or Grants. Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company. Caraustar, or, in the case of employment with a Related Company, the Related Company, reserves the right to terminate any Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant or to be granted an Award.

     15.7 Amendment/Termination. The Committee may suspend or terminate the Plan at any time with or without prior notice. In addition, the Committee may, from time to time and with or without prior notice, amend the Plan in any manner, but may not without shareholder approval adopt any amendment that would require the vote of the shareholders of Caraustar pursuant to Section 16 of the Exchange Act or Section 162(m) of the Code, but only insofar as such amendment affects Covered Employees.

     15.8 Non-Uniform Determinations. Under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     15.9 Leave of Absence. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine
(i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any Participant who takes such leave of absence.

     15.10 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, except as superseded by applicable federal law.

     15.11 No Right, Title, or Interest in Company Assets. No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company and the Participant shall not have any rights in or against any specific assets of the Company. All of the Awards granted under the Plan shall be unfunded.

     15.12 Section 16 of the Exchange Act. In order to avoid any Exchange Act violations, the Committee may, from time to time, impose additional restrictions upon an Award, including but not limited to, restrictions regarding tax withholdings and restrictions regarding the Participant's ability to exercise Awards under any broker or third-party assisted exercise program.

     15.13 No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, Caraustar and its Related Companies and their directors, officers, agents and employees makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to amounts deferred under the Plan, or paid to or for the benefit of a Participant under the Plan, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

     15.14 Compliance with Section 162(m). If any provision of the Plan would cause the Awards, other than an Award of Restricted Share Rights pursuant to
Article 10, granted to a Covered Person not to qualify as "performance-based compensation" under Section 162(m) of the Code, that provision, insofar as it pertains to the Covered Person, shall be severed from, and shall be deemed not to be a part of this Plan, but the other provisions hereof shall remain in full force and effect.

     15.15 Other Benefits. No Award granted under the Plan shall be considered compensation for purposes of computing benefits under any retirement plan of the Company nor affect any benefits or compensation under any other benefit or compensation plan of the Company now or subsequently in effect, provided however that any Bonus Award paid in cash shall be considered compensation for purposes of the Caraustar Industries, Inc. Defined Benefit Pension Plan.

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